                                                                      Exhibit 22


                                       HONEYWELL INC. AFFILIATES -- MARCH 1, 1994
A                                %
I               COUNTRY        OWNED                        COMPANY *
- -        --------------------- -----   -----------------------------------------------------------------------------------
A        UNITED STATES:NY       100    AHLSTROM AUTOMATION INC.
A        UNITED STATES:DEL.      50    GE/MICROSWITCH CONTROL INC.
I        UNITED STATES:CALIF.   100    HONEYWELL ADVANCED SYSTEMS INC.
A        UNITED STATES:DEL.     100    HONEYWELL ASIA PACIFIC INC.
A        UNITED STATES:DEL.     100    HONEYWELL BUILDING MANAGEMENT SERVICES INC.
A        UNITED STATES:DEL.     100    HONEYWELL CHINA INC.
I        UNITED STATES:MINN.    100    HONEYWELL COMMUNICATIONS COMPANY
A        UNITED STATES:DEL.     100    HONEYWELL DISC INC.
A        UNITED STATES:DEL.     100    HONEYWELL ENVIRONMENTAL AIR CONTROL INC.
I        UNITED STATES:DEL.     100    HONEYWELL EUROPE INC. (HEI)
A        UNITED STATES:DEL.     100    HONEYWELL FINANCE INC.
A        UNITED STATES:DEL.     100        HONEYWELL FINANCE INTERNATIONAL INC.
I        UNITED STATES:DEL.     100    HONEYWELL HIGH-TECH TRADING INC.
A        BRAZIL                  50        HONEYWELL DO BRASIL & CIA. (Partnership)
                                           (Other partner is HONEYWELL OVERSEAS FINANCE CO., owning 50%)
A        UNITED STATES:COLO.    100    HONEYWELL LOVELAND CONTROLS COMPANY
A        UNITED STATES:IL.       49    HONEYWELL INC./FOSTER ELECTRIC JOINT VENTURE
A        UNITED STATES:MINN.    100    HONEYWELL NEIGHBORHOOD IMPROVEMENT PROGRAM, INC.
A        UNITED STATES:DEL.     100    HONEYWELL OVERSEAS FINANCE COMPANY (HOFC)
A        UNITED STATES:DEL.     100    HONEYWELL REALTY, INC.
I        UNITED STATES:MICH.    100        ETKIN TOWERS, INC.
I        UNITED STATES:DEL.     100    MINNEAPOLIS-HONEYWELL REGULATOR COMPANY INC.
A        UNITED STATES:DEL.     100    HONEYWELL TCAS INC.
A        UNITED STATES:CALIF.   100    TETRA TECH DATA SYSTEMS INC.
A        UNITED STATES:CALIF.   100        TETRA TECH SYSTEMS, INC.
A        UNITED STATES:CALIF.   100    TETRA TECH MANAGEMENT SERVICES, INC.
I        SAUDI ARABIA            75        SAUDI ARABIAN TETRA TECH LIMITED
A        UNITED STATES:DEL.     100    HONEYWELL ELECTRONICS CORPORATION
A        UNITED STATES:DEL.     100        COEUR D'ALENE DEVELOPMENT INC.
A        ENGLAND                100        HONEYWELL LIMITED
A        ENGLAND                100             HONEYWELL CONTROL SYSTEMS LIMITED
A        SOUTH AFRICA           100                 HONEYWELL SOUTHERN AFRICA (PROPRIETARY) LIMITED
A        ENGLAND                100             HONEYWELL AVIONICS SYSTEMS LIMITED
A        ENGLAND                100             HONEYWELL AEROSPACE AND DEFENCE LIMITED
A        ENGLAND                100             KODEN MAINTENANCE COMPANY LIMITED
I        ENGLAND                100                 KODEN GROUP SERVICES LIMITED
I        ENGLAND                100             HONEYWELL INFORMATION SYSTEMS LIMITED
I        ENGLAND                100             HONEYWELL LEASING LIMITED
A        ENGLAND                100             HONEYWELL ICOTRON LTD.
A        ENGLAND                100             HONEYWELL PENSION TRUSTEES LIMITED
I        ENGLAND                100             HONEYWELL I.S. LIMITED
A        ENGLAND                100             HONEYWELL PCS LIMITED
I        ENGLAND                100                 LIPPKE (UK) LIMITED
A        ENGLAND                100             COMFORT COOLING LIMITED
I        ENGLAND                100             SACDA (U.K.) LIMITED
A        ARGENTINA              100    HONEYWELL S.A.I.C.
I        ARGENTINA              100    CONTROLES HONEYWELL S.A.C.I.
A        AUSTRALIA              100    HONEYWELL HOLDINGS PTY. LIMITED
A        AUSTRALIA              100        BLENDAIR PTY. LIMITED
A        AUSTRALIA              100        HONEYWELL LIMITED
A        NEW ZEALAND            100        HONEYWELL HOLDINGS LIMITED
A        NEW ZEALAND            100             HONEYWELL LIMITED
I        NEW ZEALAND            100             HONEYWELL (WHOLESALE) LIMITED
A        BELGIUM                100    HONEYWELL S.A.
A        BELGIUM                100        HONEYWELL EUROPE S.A.
A        BERMUDA                100    HONEYWELL ASSURANCE LIMITED
I        BRAZIL                  49    EMBRASID S.A.
A        CANADA                 100    HONEYWELL LIMITED - HONEYWELL LIMITEE
I        CANADA                 100        TORONTO CABLE & TOWER RENTALS LIMITED
A        CANADA                 100        SACDA, INC.
A        NETHERLANDS ANTILLES   100        HONEYWELL LIMITED FINANCE N.V.
A        CANADA                 100        2526-9630 QUEBEC INC.
A        CANADA                 100        2526-9648 QUEBEC INC.
A        CANADA                  50             AERONOX (P.A.B.) LIMITEE
                                                (other 50% is owned by 2526-9630 QUEBEC INC.)



                                       HONEYWELL INC. AFFILIATES -- MARCH 1, 1994
A                                %
I               COUNTRY        OWNED                        COMPANY *
- -        --------------------- -----   -----------------------------------------------------------------------------------
A        CHILE                   50    HONEYWELL CHILE S.A.
                                       (Also, MINNEAPOLIS-HONEYWELL REGULATOR COMPANY INC. owns 50%)
A        CHINA                   55    SINOPEC HONEYWELL (TIANJIN) LIMITED
A        DENMARK                100    HONEYWELL A/S
I        DOMINICAN REPUBLIC     100    HONEYWELL DOMINICANA C. POR A.
A        FINLAND                100    HONEYWELL OY
A        FINLAND                100        KIINTEISTOHUOLTO MERATEK OY
A        FINLAND                100             VM-KIINTEISTOHUOLTO OY
A        FINLAND               80.1    HONEYWELL-AHLSTROM ADVANCED CONTROLS OY FINLAND
A        FRANCE                99.9    HONEYWELL S.A.
A        FRANCE                99.9        DAVILOR TECHNOLOGIE S.A.
A        FRANCE                99.9        HONEYWELL AEROSPACE S.A.
A        GERMANY                100    HONEYWELL HOLDING AG
A        GERMANY                100        INGIENEURBURO FUR AUTOMATISIERUNGSTECHNIK G.m.b.H.
A        GERMANY                100        HONEYWELL REGELSYSTEME G.m.b.H.
A        GERMANY                 70             HONEYWELL IAL VERTRIEBS G.m.b.H.
A        GERMANY                100        HONEYWELL PAPER MACHINE AUTOMATION CENTER G.m.b.H.
A        BULGARIA               100        HONEYWELL EOOD
A        CZECH REPUBLIC         100        HONEYWELL SERVICE AND ENGINEERING CSFR spol.s.r.o.
A        HUNGARY                100        HONEYWELL SZABALYOZASTECHNIKAI ES AUTOMATIZALASI KFT
A        POLAND                 100        HONEYWELL SP.Z.O.O.
A        RUSSIA                 100        HONEYWELL AVIATION CONTROL MOSCOW
A        RUSSIA                 100        HONEYWELL HOME AND BUILDING CONTROL
A        GERMANY                100        HONEYWELL AG
A        GERMANY                100             HONEYWELL UNTERSTUTZUNGSKASSE G.m.b.H.
A        GERMANY                100             HONEYWELL BRAUKMANN UNTERSTUTZUNGSKASSE G.m.b.H.
A        GERMANY                100             HONEYWELL-ELAC-NAUTIK G.m.b.H.
A        GERMANY                100                 HONEYWELL-ELAC-NAUTIK UNTERSTUTZUNGSKASSE
                                                       G.m.b.H.
A        GERMANY                 20                 ARBEITSMEDIZINISCHE BETREUUNGSGESELLSCHAFT
                                                      KIELER BETRIEBE m.b.H.
A        GERMANY               10.7                 GEOMAR TECHNOLOGIE G.m.b.H.
A        GERMANY                100             CENTRA-BUERKLE G.m.b.H.
A        SWITZERLAND            100                 HONEYWELL CENTRABUERKLE AG
A        AUSTRIA                100        HONEYWELL AUSTRIA Ges.m.b.H.
I        AUSTRIA                100             PAPIERMASCHINEN HANDELSGESELLSCHAFT m.b.H.
I        AUSTRIA                 90             PAPIERMASCHINEN HANDELSGESELLSCHAFT m.b.H. & CO., KG
                                                   (a Partnership:  Other partner is PAPIERMASCHINEN
                                                   HANDELSGESELLSCHAFT m.b.H., owning 10% )
A        RUSSIA                  50             STERCH CONTROLS
A        UKRAINE                100             HONEYWELL
A        HONG KONG              100    HONEYWELL LIMITED
A        INDIA                 39.9    TATA HONEYWELL LIMITED
I        INDIA                   40    HONEYWELL INDIA LIMITED
A        ITALY                  100    HONEYWELL S.p.A.
A        ITALY                  100        UNIVERSAL GAS VALVES S.r.l.
A        ITALY                  100        STRUMENTECNICA S.r.l.
A        ITALY                   25        SINTED S.p.A.
A        ITALY                   40        SPACE CONTROLS ALENIA-HONEYWELL S.p.A.
A        PORTUGAL                70        HONEYWELL PORTUGAL AUTOMACAO E CONTROLE LDA.
                                           [Also, HONEYWELL S.A. (Spain) owns 30%]
I        JAPAN                   50    NEC HONEYWELL SPACE SYSTEMS LTD.
A        JAPAN                 24.2    YAMATAKE-HONEYWELL CO., LTD.
A        JAPAN                 71.9        YAMATAKE & CO., LTD
A        JAPAN                   50        TAISHIN CO., LTD.
A        JAPAN                  100        YAMATAKE KEISO CO., LTD.
A        JAPAN                   60        YAMATAKE ENGINEERING CO., LTD.
A        JAPAN                  100        YAMATAKE CONTROL PRODUCTS CO., LTD.
A        JAPAN                  100        YAMATAKE TECHNO-SYSTEMS CO., LTD.
A        KOREA                   40    GOLDSTAR-HONEYWELL COMPANY, LTD.
                                       (Also, YAMATAKE-HONEYWELL CO., LTD.  owns 10%)
A        MALAYSIA               100    HONEYWELL AUTOMATION AND CONTROLS SDN. BHD.
A        MALAYSIA               100        HONEYWELL ENGINEERING SDN. BHD.
A        MALAYSIA                30        BERKAT HONEYWELL SDN. BHD.
A        MEXICO                 100    HONEYWELL S.A. DE C.V.
A        MEXICO                 100    HONEYWELL OPTOELECTRONICA, S.A. DE C.V.
A        MEXICO                 100    MEXHON S.A. DE C.V.
A        MEXICO                 100    HONEYWELL MANUFACTURAS DE CHIHUAHUA, S.A. DE C.V.



                                       HONEYWELL INC. AFFILIATES -- MARCH 1, 1994
A                                %
I               COUNTRY        OWNED                        COMPANY *
- -        --------------------- -----   -----------------------------------------------------------------------------------
A        NETHERLANDS ANTILLES   100    HONEYWELL INTERNATIONAL FINANCE N.V.
A        NETHERLANDS ANTILLES   100    HONEYWELL CAPITAL N.V.
A        NETHERLANDS            100        HONEYWELL FAR EAST B.V.
A        NETHERLANDS            100        HONEYWELL MIDDLE EAST B.V.
A        BULGARIA                40             SYSTEMATICS
A        KUWAIT                  40             HONEYWELL KUWAIT K.S.C.
A        EGYPT                   90             HONEYWELL (EGYPT)
                                                (Also, HONEYWELL S.p.A. owns 10%)
A        OMAN                    60             HONEYWELL & CO. OMAN L.L.C.
A        TURKEY                  80             HONEYWELL OTOMASYON VE KONTROL SISTEMLERI SAN.
                                                    VE TIC.A.S.
A        SWITZERLAND            100        HONEYWELL-LUCIFER S.A.
A        GERMANY                100        HONEYWELL EUROPE HOLDING G.m.b.H.
A        NETHERLANDS            100    HONEYWELL EUROPEAN DISTRIBUTION CENTER B.V.
A        NETHERLANDS            100    SKINNER EUROPA B.V.
A        NETHERLANDS           92.6    HONEYWELL B.V.
                                       (Other 7.4% owned by SKINNER EUROPA B.V.)
A        NETHERLANDS            100        ELECTRONICS FOR MEDICINE EUROPE B.V.
A        NETHERLANDS            100        GASMODUL B.V.
A        NETHERLANDS             50        TURNKIEK PROCESS CONTROL B.V.
A        NETHERLANDS            100    HONEYWELL FOREIGN SALES CORPORATION B.V.
A        NETHERLANDS            100    HONEYWELL FINANCE B.V.
A        NORWAY                 100    HONEYWELL A/S
A        SAUDI ARABIA            50    HONEYWELL TURKI-ARABIA LTD.
A        SINGAPORE              100    HONEYWELL PRIVATE LIMITED
A        SINGAPORE              100        HONEYWELL AEROSPACE PTE. LTD.
I        SINGAPORE              100    HONEYWELL COMPUTERS PRIVATE LIMITED
I        SINGAPORE              100    HONEYWELL-SYNERTEK PTE. LTD.
A        SPAIN                  100    HONEYWELL S.A.
A        SWEDEN                 100    HONEYWELL AB
A        SWEDEN                 100        HONEYWELL AUTOMATION AB
A        SWITZERLAND            100    HONEYWELL AG
A        TAIWAN                 100    HONEYWELL TAIWAN LIMITED
I        THAILAND               100    HONEYWELL SYSTEMS (THAILAND) LIMITED
A        VENEZUELA              100    HONEYWELL C.A.
A        VENEZUELA              100        SERVICIOS HONEYWELL C.A.
A        PANAMA                 100        HONEYWELL PANAMA, S.A.


    NOTE:     A =  ACTIVE
              I =  INACTIVE

      *  SUBSIDIARIES OF HONEYWELL INC.s AFFILIATES OR SUBSIDIARIES ARE INDICATED BY THE INDENTATION
         OF THE NAME BELOW THE NAME OF THE OWNING COMPANY: e.g., HONEYWELL KUWAIT K.S.C. IS 40% OWNED
         BY HONEYWELL MIDDLE EAST B.V., WHICH IS 100% OWNED BY HONEYWELL CAPITAL N.V., WHICH IS
         100% OWNED BY HONEYWELL INC.
